UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2015

REGIS CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	1-12725	41-0749934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No)

7201 Metro Boulevard
Minneapolis, MN 55439
(Address of principal executive offices and zip code)

(952) 947-7777
(Registrant’s telephone number, including area code)

(Not applicable)
(Former name or former address, if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Regis Corporation

Current Report on Form 8-K

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 1, 2015, Regis Corporation (the “Company”) issued $123 million in aggregate principal amount of 5.50% Senior Notes due 2019 (the “Notes”) pursuant to certain exchange agreements (the “Exchange Agreements”) dated as of December 1, 2015 with the holders named therein (the “Holders”). Under the Exchange Agreements, the holders of the Company’s 5.75% Senior Notes due 2017 (the “Existing Notes”) tendered all $120.0 million of Existing Notes in exchange for the issuance of the Notes. Upon the exchange, the Existing Notes were cancelled as further described in Item 1.02 below. The Notes are governed by an indenture (the “Indenture”), dated December 1, 2015, by and between the Company and Wells Fargo Bank, National Association, as trustee. The Notes were sold through a private placement that is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).

The Notes have been offered in reliance upon the exemption from registration afforded by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D as promulgated by the Securities Exchange Commission (“SEC”) under the Securities Act. The Notes will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent an effective registration statement or an applicable exemption from registration requirements or a transaction not subject to the registration requirements of the Securities Act or any state securities laws.

Under the terms of the Indenture, the Notes will bear interest at a rate of 5.50% per annum. The Company shall pay interest on the Notes in cash semi-annually in arrears on June 1 and December 1 of each year, beginning on June 1, 2016. The Notes will mature on December 2, 2019. All outstanding principal will be paid at maturity.

The Notes will rank equally in right of payment with the Company’s existing and future unsubordinated unsecured indebtedness, and senior in right of payment to the Company’s existing and future indebtedness that by its terms is expressly subordinated to the Notes. The Notes will be effectively subordinated to any of the Company’s existing and future secured indebtedness. The Notes will be unsecured and will not be guaranteed by any of the Company’s subsidiaries or any third party.

The Indenture contains customary covenants, including covenants that limit or restrict the Company’s ability to incur liens, incur indebtedness, make certain restricted payments, merge or consolidate and make dispositions of assets. The Indenture does not contain covenants related to future financial performance. The Indenture specifies a number of events of default (some of which are subject to applicable grace or cure periods), including, among other things, non-payment defaults, covenant defaults, cross-defaults to other material indebtedness, bankruptcy and insolvency defaults and non-payment of material judgments. Upon the occurrence of an event of default under the Indenture, subject to cure periods in certain circumstances, the Trustee or the holders of the Notes, may declare all amounts outstanding to be immediately due and payable.

The Indenture provides that, beginning on December 1, 2017, the Company may redeem some or all of the Notes at a redemption price equal to, prior to December 1, 2018, 101% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest, if any, to the redemption date, and, beginning on December 1, 2018, 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest, if any, to the redemption date. Prior to December 1, 2017, the Company may redeem up to 35% of the aggregate principal amount of the Notes at a redemption price equal to 105.50% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest to the date of redemption, with the net cash proceeds of certain equity offerings. In addition, the Company may, at its option, redeem some or all of the Notes at any time prior to December 1, 2017, by paying a “make whole” premium, plus accrued and unpaid interest to the date of redemption. If the Company experiences certain change of control events, the holders of the Notes will have the right to require the Company to purchase all or a portion of their Notes at a purchase price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest to the date of purchase. Upon certain asset sales, the Company may be required to offer to use the net proceeds thereof to purchase some of the Notes at 101% of the principal amount thereof, plus accrued and unpaid interest to the date of purchase.

The preceding summary of the Exchange Agreements and the Indenture is qualified in its entirety by reference to the text of the applicable Exchange Agreements, the form of which is filed as Exhibit 10.1, and the Indenture, which is filed as Exhibit 10.2. This report does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful.

ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

In connection with the issuance of the Notes described in Item 1.01 above, on December 1, 2015, the Company cancelled all of its Existing Notes in the aggregate principal amount of $120 million and, in connection with such cancellation, the Company’s obligations under the indenture, dated as of November 27, 2013, between the Company and Wells Fargo Bank, N.A. as trustee, governing such notes were discharged. No consideration was paid in connection with such cancellation and discharge, other than the exchange of the Notes for the Existing Notes as described in Item 1.01 above. The material terms of such notes and indenture were previously described in Item 1.01 of the Company’s Current Report on Form 8-K filed with the SEC on December 4, 2013.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth above under Item 1.01 is hereby incorporated by reference in its entirety in this Item 2.03.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

EXHIBIT NUMBER

10.1	Form of Exchange Agreement.
10.2	Indenture dated December 1, 2015 by and between Regis Corporation and Wells Fargo Bank, National Association.

SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIS CORPORATION

Dated: December 4, 2015	By:	/s/ Eric Bakken
Name: Eric Bakken, Title: Secretary

EXHIBIT INDEX

EXHIBIT NUMBER

10.1	Form of Exchange Agreement.
10.2	Indenture dated December 1, 2015 by and between Regis Corporation and Wells Fargo Bank, National Association.